UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2018

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revise accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 30, 2018, the Boards of Managers (the “Boards”) of each of Cleco Corporate Holdings LLC (“Cleco”) and Cleco Power LLC (“Cleco Power”) (collectively referred to as the “Company”) announced that Terry L. Taylor will step down as Chief Financial Officer (“CFO”) of the Company, effective November 5, 2018, and that the Boards have selected Kazi Hasan to succeed Ms. Taylor as CFO of the Company effective November 5, 2018. Ms. Taylor will continue as an employee assisting the Company with transition matters until her retirement from the Company, effective January 1, 2019. A copy of the press release announcing the Company’s CFO appointment is attached hereto as Exhibit 99.1.

Mr. Hasan, who is 47, served the The AES Corporation (NYSE: AES) (“AES”) as Chief Risk Officer from 2014 to 2018; Chief Financial Officer of AES Asia Pacific Region from 2012 to 2014; and Managing Director of Corporate Finance and Assistant Treasurer from 2007 to 2012. Mr. Hasan currently serves on the board of APR Energy. Mr. Hasan earned a bachelor of engineering degree in electrical and electronics from the Bangladesh University of Engineering and Technology; a master’s degree of business administration from Dhaka University; and an executive master’s degree from Georgetown University, McDonough School of Business.

In connection with Mr. Hasan’s position, the Boards approved an annualized base salary of $400,000, a target Pay for Performance Plan (annual cash bonus) award level of 50% of his annualized base salary, and an annualized target for his long-term incentive compensation of 110% of his annualized base salary. Mr. Hasan will be eligible for long-term incentive awards in 2020. Mr. Hasan’s base salary, annual cash bonus, and long-term incentive compensation will be reviewed at least annually by the Boards.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
99.1	Press release, dated October 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: October 30, 2018	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: October 30, 2018	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer